                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  3
Glossary of Terms................................  4
Portfolio Management Review......................  5
Portfolio Highlights.............................  9
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 17
Statement of Operations.......................... 18
Statement of Changes in Net Assets............... 19
Financial Highlights............................. 20
Notes to Financial Statements.................... 23

EMG SAR 4/99

                             LETTER TO SHAREHOLDERS

March 19, 1999

Dear Shareholder,

    The past decade has been a remarkable time for investors. Together we've witnessed one of the greatest bull markets in investment history, unprecedented growth in mutual fund investing, and a surge in personal retirement planning. The coming millennium promises to hold even more opportunities.

    To lead us into this new era of investing, Richard F. Powers III has joined Van Kampen as Chairman and Chief Executive Officer. He comes to us from our parent company, Morgan Stanley Dean Witter & Co., where he served as Executive Vice President and Director of Marketing. He brings 27 years of experience in the financial services industry, including an extensive background in product management, strategic planning and brand development.

    Although former Chairman Don G. Powell retired on January 1, he will remain active in the industry and the community. Mr. Powell plans to continue his service as a member of the board of directors of the Investment Company Institute, the leading mutual fund industry association, and he will remain a trustee of your fund.

ECONOMIC OVERVIEW

    The U.S. economy continued to grow at a robust pace in 1998, despite financial problems abroad. In the fourth quarter, the nation's gross domestic product (GDP) rose at an astounding 6.1 percent annual rate, surprising most economists, whose estimates had been much more conservative. Preliminary indications suggest a strong first quarter of 1999 as well.

    During the past six months, a series of interest rate cuts by the Federal Reserve helped the U.S. economy avoid the economic slump plaguing many global markets. In response to declining corporate profits and mounting international concerns, the Fed lowered interest rates three times, with 0.25 percent cuts in September, October, and November. These rate cuts, coupled with a wave of corporate mergers and cost-cutting measures, lent the support needed to foster continued growth. In addition, the outlook for troubled areas such as Asia and Latin America improved significantly, and most experts agree that these economies are on the slow road to recovery.

    Despite the improvements abroad and record economic growth in the United States, inflation remained at bay as commodity prices tumbled. This low inflationary environment--only a 1.6 percent increase in the consumer price index in 1998--contributed to the strong domestic economy and kept inflation-adjusted interest rates attractive. A low level of unemployment, vibrant consumer spending, and an active housing market also supported the positive economic conditions.

                                                             Continued on page 2

MARKET REVIEW

    The stock market bounced back from the lows we experienced six months ago, when concerns about the global economic slowdown had reached a peak. Large-company stocks displayed the most resilience, as the market continued to favor their earnings strength and perceived stability. These high-quality, liquid stocks propelled the Dow Jones Industrial Average to new highs, even though many areas of the stock market--including the small-to mid-size growth sector--remained sluggish. With the recent performance of blue-chip companies, many investors chose to invest less heavily in smaller companies, which performed well during the period. The Russell 2000 Stock Index, which represents small-cap stocks, returned 16 percent during the past six months, compared with a return of more than 29 percent for the larger companies composing the Standard & Poor's 500-Stock Index.

OUTLOOK

    Our outlook for the domestic economy remains positive, although growth may lessen toward the second half of the year. We look for a slow but steady rise in inflation throughout 1999 to more normal, but certainly not alarming levels. Internationally, low interest rates and improving financial conditions should continue to support the economic improvements we've witnessed in Asia and Latin America.

    We believe the domestic markets could still favor higher-quality securities such as large-company stocks and investment-grade bonds in the near term. In addition, we anticipate continued day-to-day volatility in the markets, although we probably won't see sustained high or low periods during the next six months.

    Additional details about your fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,

[SIG]
Richard F. Powers III

Chairman
Van Kampen Asset Management Inc.

[SIG]
Dennis J. McDonnell

President
Van Kampen Asset Management Inc.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED FEBRUARY 28, 1999

                        VAN KAMPEN EMERGING GROWTH FUND

                                           A Shares   B Shares   C Shares
 TOTAL RETURNS
Six-month total return based on NAV(1)...   43.56%     43.00%      43.02%
Six-month total return(2)................   35.32%     38.00%      42.02%
One-year total return(2).................   18.34%     19.56%      23.58%
Five-year average annual total
return(2)................................   19.63%     19.94%      20.09%
Ten-year average annual total
return(2)................................   21.11%        N/A         N/A
Life-of-Fund average annual total
return(2)................................   17.81%     21.03%      19.87%
Commencement Date........................ 10/02/70   04/20/92    07/06/93

N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

See the Prior Performance section of the current prospectus. An investment should be made with an understanding of the risks that an investment in equity securities entails. These include the risk that the financial condition of the issuers of the securities in the portfolio, or the condition of the stock market in general, may worsen and therefore, the value of Fund shares may decline. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Market volatility may have adversely affected fund performance since February 28, 1999. Fund shares, when redeemed, may be worth more or less than their original cost.

Because the prices of common stocks and other securities fluctuate, the value of an investment in the Fund will vary upon the Fund's investment performance. Foreign securities may magnify volatility due to changes in foreign exchange rates, the political and economic uncertainties in foreign countries, and the potential lack of liquidity, government supervision, and regulation.

Market forecasts provided in this report may not necessarily come to pass.

                               GLOSSARY OF TERMS

BOTTOM-UP INVESTING: A management style that emphasizes the analysis of individual stocks, rather than economic and market cycles.

CLASS A SHARES: When Class A shares of a fund are purchased, the share price includes the net asset value plus a one-time sales charge (or "load"). In most cases, there is no redemption fee (contingent deferred sales charge).

DOW JONES INDUSTRIAL AVERAGE: The oldest and most widely recognized stock market average, which reflects the performance of 30 actively traded stocks of well-established, blue-chip companies.

EARNINGS ESTIMATES: A company's forecast for their net income during a given period.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

INFLATION: A persistent and measurable rise in the general level of prices.
    Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

MARKET CAPITALIZATION: The size of a company, as measured by the value of its issued and outstanding stock.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

                          PORTFOLIO MANAGEMENT REVIEW

                        VAN KAMPEN EMERGING GROWTH FUND

We recently spoke to the management team of the Van Kampen Emerging Growth Fund about the key events and economic forces that shaped the markets during the past six months. The team includes Gary M. Lewis, portfolio manager; Dudley Brickhouse, Janet Luby, and David Walker, portfolio comanagers; and Stephen L. Boyd, chief investment officer for equity investments. The following excerpts reflect their views on the Fund's performance during the six months ended February 28, 1999.

   Q WHAT WERE SOME OF THE MARKET FACTORS THAT AFFECTED THE FUND DURING THE REPORTING PERIOD?

   A The reporting period began bleakly, as investors sought to recover from a significant market decline on August 31, 1998; on that day the Dow Jones
Industrial Average fell more than 6 percent. Despite economic troubles in Russia, Asia, and Latin America, U.S. markets soon recovered. Inflation remained tame, enabling the Federal Reserve Board to lower interest rates three times before year-end in an effort to sustain economic growth. By October companies began to report better-than-expected third-quarter earnings, reminding investors that the U.S. economy was still fundamentally solid. The volatile stock market began to rise again, with the Dow setting a new record in January before declining slightly from its high by the end of the reporting period.

   Q  IN LIGHT OF MARKET VOLATILITY, HOW DID YOU MANAGE THE FUND?

   A We have confidence in our investment strategy, so we continued to rely upon it throughout the market's highs and lows. As always, we looked for stocks with rising earnings expectations and rising valuations, and we invested in those companies we believed had the potential to outperform earnings expectations. Conversely, we sold stocks if their underlying companies' earnings estimates or valuations were declining. We consistently manage the Fund from the "bottom up," meaning that we evaluate each company individually before deciding to invest.
      That said, the reporting period presented a challenge because a shrinking number of stocks met our requirements--especially in September and October. At that time, few companies had rising valuations, so we looked for stocks whose valuations were declining the least. Once the situation began to stabilize in October, we found it easier to identify companies that satisfied our criteria.

   Q  WHAT STOCKS HAD THE GREATEST POSITIVE IMPACT ON THE FUND?

   A The Fund was supported primarily by its substantial weighting in technology stocks. Tech companies, especially those whose businesses are Internet-related, generally enjoyed the greatest success during the reporting period. America Online, the
nation's leading Internet service provider and the Fund's largest holding, was among our biggest winners, as its stock rose 267 percent during the reporting period. Yahoo!, which provides a well-known Internet directory, was equally impressive; its stock price increased by 275 percent. Other technology stocks that helped the Fund's performance during the reporting period were Cisco Systems, which produces routers and switches for computer networks, and EMC, which makes data storage systems.
    A number of our retail holdings also benefited the Fund during the reporting period, including
    - Best Buy, a leading consumer electronics and appliance retailer;
    - Ann Taylor, a women's apparel retailer;
    - Abercrombie & Fitch, which specializes in men's and women's casual apparel; and
    - Intimate Brands, which sells women's products under the brand names Victoria's Secret and Bath and Body Works.
    On the health care front, biotechnology firms such as Biogen and Medimmune also proved to be successful acquisitions.
    Of course, not all stocks in the Fund performed as favorably, and there is no guarantee that any of these stocks will perform as well in the future. For additional Fund performance highlights, please turn to page 9.

   Q  WHICH STOCKS HURT THE FUND'S PERFORMANCE?

   A One of the Fund's weak performers was HBO & Co., a company that provides software solutions to the health care industry. The stock suffered primarily because of concerns about HBO's proposed merger with McKesson and the perception that the merger was not consistent with HBO's traditional strategic direction. The stock had been a sizeable holding in the Fund for some time, but we completely eliminated our position by the end of November.
      Another health care holding that did not perform as well as expected was Omnicare, which provides pharmacy services to institutions that provide long-term care. This company continued to underperform because of worries about the profitability of the company's client base, with regard to future Medicare funding. Although we believe the fundamentals for this company remain solid, we sold this stock in early February for a moderate loss. Part of our stock-selection discipline is to let go of holdings like Omnicare that aren't being rewarded by the market, even if the reasons we originally invested in the stock haven't changed.
   BMC Software was also a disappointing performer for the Fund over the reporting period. Its poor results could be attributed to concerns about the company's growth prospects in some of its core businesses as well as about changes in its accounting system, which resulted in a restatement of BMC's earnings. We eliminated the stock during the course of the reporting period, as it continued to fall short of our investment criteria.

   Q  HOW DID THE FUND PERFORM?

   A The Fund was an outstanding performer during the reporting period, achieving a six-month total return of 43.56 percent(1) as of February 28, 1999 (Class A shares at net asset value). By comparison, the Standard &
Poor's 400 MidCap Index returned 27.60 percent; and the Russell 2000 Stock Index returned 16.79 percent.
   The Fund invests primarily in companies whose market capitalization falls within the range of the companies composing the Standard & Poor's 400 MidCap Index. This range is between approximately $170 million and $14 billion, as of March 31, 1999. The S&P 400 MidCap Index is a broad-based index that reflects the general performance of 400 domestic mid-cap stocks and the Russell 2000 Stock Index reflects the general performance of small-cap stocks. These indices are statistical composites that do not include any commissions or sales charges that would be paid by an investor purchasing the securities or investments represented by these indices. Please refer to the chart on page 3 for additional performance results.
   Compared to its peers, the Fund has performed extremely well. For the 12-month period ended February 28, 1999, the Fund's total return (Class A shares at net asset value) ranked it 15 out of 351 funds in the mid-cap category, according to Lipper Analytical Services, while the Fund ranked 7 out of 119 funds for the five-year period and 2 out of 42 for the ten-year period. Lipper also recently named the Fund the top-performing mid-cap fund (out of 11 funds total) for the 25-year period ended December 31, 1998. Lipper calculations are based on changes in net asset value with dividends reinvested. Lipper calculations do not include sales charges; if they had, results might have been less favorable. Past performance does not guarantee future results.

   Q  WHAT IS YOUR OUTLOOK FOR THE FUND FOR THE UPCOMING SIX MONTHS?

   A Historically speaking, stock valuations are still relatively high, which makes the market vulnerable to a sharp drop if bad news rattles investors. At the same time, central banks around the world, including the Fed, have been implementing policies designed to bolster lagging economies. We anticipate that these actions may benefit stocks and help limit the potential for negative corporate earnings surprises. Finally, we continue to monitor the "year 2000" computer problem, because the companies in which the Fund primarily invests--small- and mid-cap firms--are the most likely to be affected.
   Valuations for small-cap stocks continue to be near relative lows when compared to valuations for large-cap stocks. This suggests a potentially bright future for the Fund, because such relative lows have historically been followed by small-cap outperformance, although past performance can't guarantee future performance. If small- and mid-cap stocks begin to consistently outperform, the Emerging Growth Fund may be well-positioned to take advantage of these conditions.

   Q GARY, MARCH MARKS YOUR 10-YEAR ANNIVERSARY MANAGING THE EMERGING GROWTH FUND--A LONG TIME IN THE MUTUAL FUND BUSINESS. WHAT ARE YOUR THOUGHTS AS YOU LOOK BACK ON THESE LAST 10 YEARS?

   A On behalf of my management team, I thank all of you for the trust you have placed in us, and we are gratified to have been able to deliver strong results--as we indicated earlier with regard to our Lipper ranking, the
Fund has been one of the top-returning mid-cap growth funds of the 1990s. Our investment approach has remained essentially the same over the decade, with our execution improving over time. One of our keys to success has been that we are never satisfied with past performance and always strive to do even better. We hope the next decade will be as rewarding as the last 10 years have been.

[SIG]                           [SIG]                    [SIG]
Gary M. Lewis                   Dudley Brickhouse        Janet Luby
Portfolio Manager               Portfolio Comanager      Portfolio Comanager

[SIG]                           [SIG]
David Walker                    Stephen L. Boyd
Portfolio Comanager             Chief Investment
                                Officer
                                Equity Investments

                                                  Please see footnotes on page 3

                              PORTFOLIO HIGHLIGHTS

                        VAN KAMPEN EMERGING GROWTH FUND

 PORTFOLIO HOLDINGS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

                                                                                      PERCENTAGE OF
                                       TOP TEN HOLDINGS AS OF                       THESE INVESTMENTS
                                          FEBRUARY 28, 1999                          SIX MONTHS AGO
America Online, Inc. ................           6.4%             .................        2.7%
EMC Corp. ...........................           4.6%             .................        2.1%
Best Buy Co., Inc. ..................           3.3%             .................        2.0%
Providian Financial Corp. ...........           3.0%             .................        1.2%
Dell Computer Corp. .................           2.6%             .................        6.1%
Biogen, Inc. ........................           1.9%             .................        0.9%
Compuware Corp. .....................           1.5%             .................        2.9%
Lexmark International Group, Inc. ...           1.5%             .................        1.2%
Cardinal Health, Inc. ...............           1.5%             .................         N/A
Clear Channel Communications,
  Inc. ..............................           1.3%             .................        1.6%

N/A = Not Applicable

 TOP FIVE PORTFOLIO HOLDINGS BY SECTOR AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF FEBRUARY 28, 1999
Technology ....................................    43%
Consumer Distribution .........................    20%
Consumer Services .............................    12%
Health Care ...................................    10%
Finance .......................................     6%

AS OF AUGUST 31, 1998
Technology ....................................    36%
Consumer Distribution .........................    20%
Consumer Services .............................    13%
Health Care ...................................    10%
Finance .......................................     8%

                            PORTFOLIO OF INVESTMENTS

                         February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                    Description                       Shares       Market Value
--------------------------------------------------------------------------------
COMMON STOCKS  96.3%
CONSUMER DISTRIBUTION  19.1%
Abercrombie & Fitch Co., Class A (a)...............    750,000    $   57,000,000
American Eagle Outfitters (a)......................    100,000         6,881,250
Ann Taylor Stores Corp. (a)........................    500,000        18,906,250
Bed Bath & Beyond, Inc. (a)........................    600,000        17,662,500
Best Buy Co., Inc. (a).............................  1,850,000       171,587,500
Cardinal Health, Inc. .............................  1,034,250        74,659,922
CDW Computer Centers, Inc. (a).....................    140,000         9,747,500
Circuit City Stores, Inc. .........................    550,000        29,837,500
Costco Cos., Inc. (a)..............................    200,000        16,062,500
CVS Corp. .........................................    450,000        23,850,000
Dollar Tree Stores, Inc. (a).......................    450,000        18,000,000
Express Scripts, Inc., Class A (a).................    250,000        16,140,625
Family Dollar Stores, Inc. ........................  1,400,000        28,000,000
Gap, Inc. .........................................    850,000        54,984,375
Hollywood Entertainment Corp. (a)..................    300,000         8,231,250
Home Depot, Inc. ..................................  1,050,000        62,671,875
Insight Enterprises, Inc. (a)......................    300,000         6,975,000
Intimate Brands, Inc., Class A.....................    625,000        24,570,312
Lason Holdings, Inc. (a)...........................    150,000         8,128,125
Lexmark International Group, Inc., Class A (a).....    727,300        75,048,269
Lowe's Cos., Inc. .................................    900,000        53,381,250
Micro Warehouse, Inc. (a)..........................    150,000         2,962,500
Safeway, Inc. (a)..................................    822,500        47,499,375
Staples, Inc. (a)..................................  2,137,500        62,855,859
TJX Cos., Inc. ....................................  1,675,000        47,842,187
Tommy Hilfiger Corp. (a)...........................    350,000        24,171,875
Tricon Global Restaurants, Inc. (a)................    400,000        24,800,000
U.S. Foodservice (a)...............................    250,000        11,609,375
Williams Sonoma, Inc. (a)..........................    500,000        17,093,750
                                                                  --------------
                                                                   1,021,160,924
                                                                  --------------
CONSUMER DURABLES  0.9%
Gentex Corp. (a)...................................    300,000         6,506,250
Harley Davidson, Inc. .............................    400,000        23,125,000
Kaufman & Broad Home Corp. ........................    103,700         2,333,250

                                               See Notes to Financial Statements

                         February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                    Description                       Shares       Market Value
--------------------------------------------------------------------------------
CONSUMER DURABLES (CONTINUED)
Pulte Corp. .......................................    200,000    $    4,812,500
Shaw Industries, Inc. .............................    500,000        10,968,750
                                                                  --------------
                                                                      47,745,750
                                                                  --------------
CONSUMER NON-DURABLES  0.9%
Coors Adolph Co. ..................................    250,000        14,890,625
Linens 'n Things, Inc. (a).........................    850,000        30,600,000
                                                                  --------------
                                                                      45,490,625
                                                                  --------------
CONSUMER SERVICES  11.9%
Amazon, Inc. (a)...................................    100,000        12,812,500
Brinker International, Inc. (a)....................    515,000        14,902,812
Cablevision Systems Corp., Class A (a).............    650,000        42,250,000
Chancellor Media Corp., Class A (a)................  1,500,000        65,625,000
Clear Channel Communications, Inc. (a).............  1,150,000        69,000,000
CMG Information Services Inc. (a)..................    250,000        30,656,250
Comcast Corp., Class A.............................    500,000        35,468,750
Consolidated Graphics, Inc. (a)....................    175,000        10,631,250
Earthlink Network, Inc. (a)........................    385,700        23,214,319
Echostar Communications Corp., Class A (a).........    275,000        13,475,000
Education Management Corp. (a).....................    200,000         5,375,000
Fox Entertainment Group, Inc., Class A (a).........    450,000        11,700,000
International Network Services (a).................    400,000        20,450,000
Interpublic Group of Cos., Inc. ...................    405,000        30,299,062
Jacor Communications, Inc., Class A (a)............    723,900        50,492,025
Meredith Corp. ....................................    200,000         6,750,000
Metris Cos., Inc. .................................    215,000         9,245,000
Metzler Group, Inc. (a)............................    350,000        14,875,000
Modis Professional Services, Inc. (a)..............    700,000         9,581,250
Omnicom Group, Inc. ...............................    675,000        44,718,750
Outdoor Systems, Inc. (a)..........................    812,500        22,699,219
SFX Entertainment, Inc., Class A (a)...............    300,000        18,337,500
Tele-Communications, Inc., Class A (a).............    800,000        43,100,000
Valassis Communications, Inc. (a)..................    350,000        16,800,000
Viacom, Inc., Class B..............................    150,000        13,256,250
                                                                  --------------
                                                                     635,714,937
                                                                  --------------

                                               See Notes to Financial Statements

                         February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                    Description                       Shares       Market Value
--------------------------------------------------------------------------------
ENERGY  0.1%
Marine Drilling Cos., Inc. (a).....................    497,900    $    3,174,113
National Oilwell, Inc. (a).........................    200,000         1,775,000
                                                                  --------------
                                                                       4,949,113
                                                                  --------------
FINANCE  6.2%
AmSouth Bancorp....................................    225,000        10,575,000
Capital One Financial Corp. .......................    400,000        51,050,000
Fifth Third Bancorp................................    202,500        13,377,656
Finova Group, Inc. ................................    150,000         7,621,875
Firstar Corp. .....................................    348,150        29,157,563
Knight/Trimark Group, Inc., Class A (a)............     55,400         1,925,150
Northern Trust Corp. ..............................    300,000        26,812,500
Old Kent Financial Corp. ..........................    350,000        15,356,250
Protective Life Corp. .............................    250,000         8,625,000
Providian Financial Corp. .........................  1,500,000       153,187,500
Zions Bancorp......................................    225,000        14,400,000
                                                                  --------------
                                                                     332,088,494
                                                                  --------------
HEALTHCARE  9.8%
Allergan, Inc. ....................................    550,000        44,825,000
Amgen, Inc. (a)....................................    250,000        31,218,750
Bard, C.R., Inc. ..................................    200,000        11,275,000
Biogen, Inc. (a)...................................  1,000,000        96,125,000
Biomatrix, Inc. ...................................    200,000        13,900,000
Biomet, Inc. ......................................    250,000         9,171,875
Cree Research, Inc. (a)............................    150,000         4,903,125
Elan Corp. PLC-ADR (Ireland).......................    200,000        15,337,500
Forest Labs, Inc. (a)..............................    350,000        17,303,125
Genzyme Corp. (a)..................................    400,000        18,000,000
Guidant Corp. .....................................    950,000        54,150,000
Immunex Corp. (a)..................................    450,000        63,675,000
Medicis Pharmaceutical Corp., Class A (a)..........    300,000        11,325,000
Medimmune, Inc. (a)................................    550,000        30,250,000
Medquist, Inc. (a).................................    200,000         6,837,500
Medtronic, Inc. ...................................    150,000        10,593,750
MiniMed, Inc. (a)..................................    150,000        12,787,500
Patterson Dental Co. (a)...........................    175,000         7,087,500
Quintiles Transnational Corp. (a)..................     76,400         3,294,750

                                               See Notes to Financial Statements

                         February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                    Description                       Shares       Market Value
--------------------------------------------------------------------------------
HEALTHCARE (CONTINUED)
VISX, Inc. (a).....................................    400,000    $   24,700,000
Watson Pharmaceuticals, Inc. (a)...................    480,000        23,190,000
Wellpoint Health Networks, Inc., Class A (a).......    150,000        11,831,250
                                                                  --------------
                                                                     521,781,625
                                                                  --------------
PRODUCER MANUFACTURING  3.4%
Allied Waste Industries, Inc. (a)..................    787,500        15,356,250
American Power Conversion Corp. (a)................    600,000        21,525,000
Danaher Corp. .....................................    450,000        21,712,500
Federal Mogul Corp. ...............................    380,000        18,691,250
Metromedia Fiber Network, Inc., Class A (a)........  1,065,200        46,336,200
Tyco International Ltd.............................    800,000        59,550,000
                                                                  --------------
                                                                     183,171,200
                                                                  --------------
TECHNOLOGY  41.5%
Affiliated Computer Services, Inc., Class A (a)....    225,000        10,406,250
Altera Corp. ......................................    700,000        34,037,500
America Online, Inc. (a)...........................  3,700,000       329,068,750
American Management Systems (a)....................    400,000        13,350,000
Applied Materials, Inc. (a)........................    525,000        29,203,125
Applied Micro Circuits Corp. (a)...................    200,000         7,850,000
Broadcom Corp., Class A (a)........................    170,000        10,231,875
Cisco Systems, Inc. (a)............................    675,000        66,023,437
Citrix Systems, Inc. (a)...........................    725,000        55,915,625
Compuware Corp. (a)................................  1,378,100        77,087,469
Comverse Technology, Inc. (a)......................    350,000        25,112,500
Concord Communications, Inc. (a)...................    200,000        11,325,000
Concord EFS, Inc. (a)..............................    500,000        15,968,750
CSG Systems International, Inc. (a)................    525,000        37,406,250
Dell Computer Corp. (a)............................  1,650,000       132,206,250
Electronics for Imaging, Inc. (a)..................    255,000         8,909,063
EMC Corp. (a)......................................  2,300,000       235,462,500
Fiserv, Inc. (a)...................................    300,000        14,100,000
Flextronics International Corp. (a)................    450,000        16,959,375
Gemstar International Group Ltd. (a)...............    715,000        45,760,000
General Instrument Corp. (a).......................    555,000        16,233,750
Geotel Communications Corp. (a)....................    225,000         9,689,063
Gilat Satellite Networks Ltd (a)...................    200,000        11,850,000

                                               See Notes to Financial Statements

                         February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                    Description                       Shares       Market Value
--------------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)
Global Crossing Ltd. (a)...........................    200,000    $   11,800,000
Gulfstream Aerospace Corp. (a).....................    675,000        30,206,250
IMR Global Corp. ..................................    195,000         3,534,375
Intel Corp. .......................................    300,000        35,981,250
Intuit, Inc. (a)...................................    200,000        19,787,500
Jabil Circuit, Inc. (a)............................    600,000        19,575,000
Keane, Inc. (a)....................................    150,000         4,640,625
Legato Systems, Inc. (a)...........................    500,000        24,625,000
Lucent Technologies, Inc. (a)......................    250,000        25,390,625
Macromedia, Inc. (a)...............................    650,000        19,865,625
Mastech Corp. (a)..................................    300,000         7,481,250
Mercury Interactive Corp. (a)......................    250,000        16,203,125
Microsoft Corp. (a)................................    175,000        26,271,875
Mindspring Enterprises, Inc. (a)...................    375,000        32,062,500
Network Appliance, Inc. (a)........................  1,200,000        50,400,000
Network Solutions, Inc., Class A (a)...............    104,400        18,948,600
New Era of Networks, Inc. (a)......................    337,400        21,045,325
Nokia Corp. -- ADR (Finland).......................    463,500        62,862,187
Oracle Corp. (a)...................................    600,000        33,525,000
Pegrine Systems, Inc. (a)..........................    300,000         7,687,500
PMC Sierra, Inc. ..................................    175,000        12,403,125
Qlogic Corp. (a)...................................    230,000        13,368,750
Rational Software Corp. (a)........................    950,000        28,203,125
Sanmina Corp. (a)..................................    150,000         7,837,500
Sapient Corp. (a)..................................    150,000        10,031,250
SEI Investments Co. ...............................    125,000        12,375,000
Siebel Systems, Inc. (a)...........................    275,000        12,100,000
Solectron Corp. (a)................................    300,000        13,406,250
SunGard Data Systems, Inc. (a).....................    650,000        25,756,250
Sykes Enterprises, Inc. (a)........................    200,000         5,700,000
Symbol Technologies, Inc. .........................    450,000        23,850,000
Teradyne, Inc. (a).................................    400,000        19,050,000
Texas Instruments, Inc. ...........................    500,000        44,593,750
Uniphase Corp. (a).................................    300,000        26,437,500
USWeb Corp. (a)....................................    400,000        13,475,000
Verisign, Inc. (a).................................    200,000        19,600,000

                                               See Notes to Financial Statements

                         February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                    Description                       Shares       Market Value
--------------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)
Veritas DGC, Inc. (a)..............................    200,000    $    1,887,500
Veritas Software Corp. (a).........................    762,500        54,137,500
Vitesse Semiconductor Corp. (a)....................    950,000        43,640,625
Waters Corp. (a)...................................    345,000        32,106,562
Xilinx, Inc. (a)...................................    450,000        31,387,500
Xircom, Inc. (a)...................................    350,000        11,900,000
Yahoo!, Inc. (a)...................................    400,000        61,400,000
                                                                  --------------
                                                                   2,210,697,331
                                                                  --------------
TRANSPORTATION  0.9%
Comair Holdings, Inc. .............................    450,000        16,931,250
Skywest, Inc. .....................................    125,000         3,929,688
Southwest Airlines Co. ............................    950,000        28,618,750
                                                                  --------------
                                                                      49,479,688
                                                                  --------------
UTILITIES  1.6%
Century Telephone Enterprises, Inc. ...............    500,000        30,875,000
Global Telesystems Group, Inc. (a).................    200,000        11,100,000
Qwest Communications International, Inc. (a).......    550,000        33,790,625
RF Micro Devices, Inc. (a).........................    150,000        11,550,000
                                                                  --------------
                                                                      87,315,625
                                                                  --------------
TOTAL COMMON STOCKS  96.3%....................................     5,139,595,312
SUBSCRIPTION WARRANT  0.0%
BJ Services Co. (40,000 common stock warrants expiring
  04/12/00)...................................................           310,000
                                                                  --------------
TOTAL LONG-TERM INVESTMENTS  96.3%
    (Cost $3,232,042,092).....................................     5,139,905,312
SHORT-TERM INVESTMENTS  2.7%
COMMERCIAL PAPER  0.0%
General Electric Capital Corp. ($2,035,000 par, yielding
  6.350%, 03/01/99 maturity)..................................         2,034,178
                                                                  --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS  2.7%
Federal Home Loan Bank Consolidated Discount Notes
  ($20,000,000 par, yielding 4.729%, 03/03/99 maturity).......        19,994,113
Federal Home Loan Mortgage Discount Notes ($20,000,000 par,
  yielding 5.045%, 03/11/99 maturity).........................        19,972,333
Federal Home Loan Mortgage Discount Notes ($25,000,000 par,
  yielding 4.733%, 03/22/99 maturity).........................        24,931,458
Federal Home Loan Mortgage Discount Notes ($17,000,000 par,
  yielding 4.956%, 04/09/99 maturity).........................        16,910,127

                                               See Notes to Financial Statements

                         February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                    Description                                    Market Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
Federal National Mortgage Association Discount Notes
  ($30,000,000 par, yielding 4.796%, 05/19/99 maturity).......    $   29,673,000
Federal National Mortgage Association Discount Notes
  ($30,000,000 par, yielding 4.837%, 06/24/99 maturity).......        29,529,000
                                                                  --------------
                                                                     141,010,031
                                                                  --------------
TOTAL SHORT-TERM INVESTMENTS
    (Cost $143,092,813).......................................       143,044,209
                                                                  --------------
TOTAL INVESTMENTS  99.0%
  (Cost $3,375,134,905).......................................     5,282,949,521
OTHER ASSETS IN EXCESS OF LIABILITIES  1.0%...................        51,889,759
                                                                  --------------
NET ASSETS  100.0%............................................    $5,334,839,280
                                                                  ==============

(a) Non-income producing security as this stock currently does not declare dividends.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                         February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $3,375,134,905).....................  $5,282,949,521
Receivables:
  Investments Sold..........................................      86,871,619
  Fund Shares Sold..........................................      36,733,828
  Dividends.................................................         463,642
Other.......................................................          22,616
                                                              --------------
    Total Assets............................................   5,407,041,226
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      41,868,100
  Fund Shares Repurchased...................................      23,620,257
  Distributor and Affiliates................................       3,508,966
  Investment Advisory Fee...................................       1,856,997
  Income Distributions......................................          76,174
Accrued Expenses............................................       1,009,923
Trustees' Deferred Compensation and Retirement Plans........         261,529
                                                              --------------
    Total Liabilities.......................................      72,201,946
                                                              --------------
NET ASSETS..................................................  $5,334,839,280
                                                              ==============
NET ASSETS CONSIST OF:
Capital.....................................................  $3,175,432,033
Net Unrealized Appreciation.................................   1,907,814,616
Accumulated Net Realized Gain...............................     271,896,282
Accumulated Net Investment Loss.............................     (20,303,651)
                                                              --------------
NET ASSETS..................................................  $5,334,839,280
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $3,002,743,699 and 61,017,248 shares of
    beneficial interest issued and outstanding).............  $        49.21
    Maximum sales charge (5.75%* of offering price).........            3.00
                                                              --------------
    Maximum offering price to public........................  $        52.21
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $2,063,032,559 and 45,099,095 shares of
    beneficial interest issued and outstanding).............  $        45.74
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $269,063,022 and 5,782,237 shares of
    beneficial interest issued and outstanding).............  $        46.53
                                                              ==============

* On sales of $50,000 or more, the sales charge will be reduced.
                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

             For the Six Months Ended February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest....................................................    $    6,997,405
Dividends...................................................         2,799,809
                                                                --------------
    Total Income............................................         9,797,214
                                                                --------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Class
  A, B and C of $2,779,396, $8,734,270 and $1,082,037,
  respectively).............................................        12,595,703
Investment Advisory Fee.....................................        10,132,974
Shareholder Services........................................         5,799,517
Custody.....................................................           128,514
Legal.......................................................           107,590
Trustees' Fees and Expenses.................................            30,028
Other.......................................................         1,116,437
                                                                --------------
    Total Expenses..........................................        29,910,763
                                                                --------------
NET INVESTMENT LOSS.........................................    $  (20,113,549)
                                                                ==============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................    $  271,230,901
  Futures...................................................         1,859,208
                                                                --------------
Net Realized Gain...........................................       273,090,109
                                                                --------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................       569,329,117
  End of the Period:
    Investments.............................................     1,907,814,616
                                                                --------------
Net Unrealized Appreciation During the Period...............     1,338,485,499
                                                                --------------
NET REALIZED AND UNREALIZED GAIN............................    $1,611,575,608
                                                                ==============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $1,591,462,059
                                                                ==============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Six Months Ended February 28, 1999
                 and the Year Ended August 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                 Six Month Ended      Year Ended
                                                February 28, 1999   August 31, 1998
-----------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss...........................   $   (20,113,549)   $   (32,447,765)
Net Realized Gain.............................       273,090,109        416,497,597
Net Unrealized Appreciation/Depreciation
  During the Period...........................     1,338,485,499       (480,322,858)
                                                 ---------------    ---------------
Change in Net Assets from Operations..........     1,591,462,059        (96,273,026)
                                                 ---------------    ---------------
Distributions from Net Realized Gain:
  Class A Shares..............................      (128,077,213)      (187,557,556)
  Class B Shares..............................       (97,410,164)      (124,329,647)
  Class C Shares..............................       (11,807,693)       (14,246,695)
                                                 ---------------    ---------------
  Total Distributions.........................      (237,295,070)      (326,133,898)
                                                 ---------------    ---------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES..................................     1,354,166,989       (422,406,924)
                                                 ---------------    ---------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.....................     3,505,084,815      4,635,449,750
Net Asset Value of Shares Issued Through
  Dividend Reinvestment.......................       220,421,748        306,065,324
Cost of Shares Repurchased....................    (3,257,923,359)    (4,337,043,496)
                                                 ---------------    ---------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS................................       467,583,204        604,471,578
                                                 ---------------    ---------------
TOTAL INCREASE IN NET ASSETS..................     1,821,750,193        182,064,654
NET ASSETS:
Beginning of the Period.......................     3,513,089,087      3,331,024,433
                                                 ---------------    ---------------
End of the Period (Including accumulated net
  investment loss of $20,303,651 and $190,102,
  respectively)...............................   $ 5,334,839,280    $ 3,513,089,087
                                                 ===============    ===============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                              Year Ended August 31,
                             Six Months Ended      --------------------------------------------
     Class A Shares        February 28, 1999(a)    1998(a)       1997      1996(a)     1995(a)
-----------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the
  Period...................       $36.129          $ 40.844    $ 34.347    $  31.59    $  24.37
                                  -------          --------    --------    --------    --------
Net Investment
  Income/Loss..............         (.119)            (.212)      (.127)      (.096)        .05
Net Realized and
  Unrealized Gain/Loss.....        15.510             (.750)      8.177       6.043        7.79
                                  -------          --------    --------    --------    --------
Total from Investment
  Operations...............        15.391             (.962)      8.050       5.947        7.84
Less Distributions from
  Net Realized Gain........         2.309             3.753       1.553       3.190         .62
                                  -------          --------    --------    --------    --------
Net Asset Value, End of
  the Period...............       $49.211          $ 36.129    $ 40.844    $ 34.347    $  31.59
                                  =======          ========    ========    ========    ========
Total Return (b)...........       43.56%*            (2.19%)     24.44%      20.54%      33.11%
Net Assets at End of the
  Period (In millions).....      $3,002.7          $1,990.8    $1,970.7    $1,438.5    $1,029.2
Ratio of Expenses to
  Average Net Assets (c)...          .98%             1.00%       1.05%       1.10%       1.14%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets (c)...........         (.54%)            (.50%)      (.30%)      (.29%)       .19%
Portfolio Turnover.........          50%*              103%         92%         91%        101%

*  Non-Annualized

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of maximum sales charge or contingent deferred sales charge.

(c) For the years ended August 31, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.


                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                               Year Ended August 31,
                                 Six Months Ended     ---------------------------------------
      Class B Shares           February 28, 1999(a)   1998(a)      1997     1996(a)   1995(a)
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of the Period............           $33.840         $ 38.789   $ 32.938   $ 30.65   $ 23.86
                                      -------         --------   --------   -------   -------
Net Investment Loss........             (.273)           (.515)     (.270)    (.349)     (.16)
Net Realized and Unrealized
  Gain/Loss................            14.486            (.681)     7.674     5.827      7.57
                                      -------         --------   --------   -------   -------
Total from Investment
  Operations...............            14.213           (1.196)     7.404     5.478      7.41
Less Distributions from Net
  Realized Gain............             2.309            3.753      1.553     3.190       .62
                                      -------         --------   --------   -------   -------
Net Asset Value, End of the
  Period...................           $45.744         $ 33.840   $ 38.789   $32.938   $ 30.65
                                      =======         ========   ========   =======   =======
Total Return (b)...........           43.00%*           (2.98%)    23.51%    19.61%    32.01%
Net Assets at End of the
  Period (In millions).....          $2,063.0         $1,357.6   $1,220.4   $ 757.3   $ 450.5
Ratio of Expenses to
  Average Net Assets (c)...             1.77%            1.79%      1.85%     1.90%     1.97%
Ratio of Net Investment
  Loss to Average Net
  Assets (c)...............            (1.34%)          (1.29%)    (1.10%)   (1.10%)    (.64%)
Portfolio Turnover.........              50%*             103%        92%       91%      101%

* Non-Annualized

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of maximum sales charge or contingent deferred sales charge.

(c) For the years ended August 31, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                Year Ended August 31,
                                   Six Months Ended     -------------------------------------
       Class C Shares            February 28, 1999(a)   1998(a)    1997     1996(a)   1995(a)
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period.................           $34.391         $39.351   $33.384   $ 31.02   $24.14
                                        -------         -------   -------   -------   ------
  Net Investment Loss........             (.277)          (.523)    (.273)    (.354)    (.16)
  Net Realized and Unrealized
    Gain/Loss................            14.728           (.684)    7.793     5.908     7.66
                                        -------         -------   -------   -------   ------
Total from Investment
  Operations.................            14.451          (1.207)    7.520     5.554     7.50
Less Distributions from Net
  Realized Gain..............             2.309           3.753     1.553     3.190      .62
                                        -------         -------   -------   -------   ------
Net Asset Value, End of the
  Period.....................           $46.533         $34.391   $39.351   $33.384   $31.02
                                        =======         =======   =======   =======   ======
Total Return (b).............            43.02%*         (2.96%)   23.56%    19.60%   32.01%
Net Assets at End of the
  Period (In millions).......           $ 269.1         $ 164.7   $ 139.9   $  82.4   $ 41.8
Ratio of Expenses to Average
  Net Assets (c).............             1.76%           1.79%     1.85%     1.89%    1.96%
Ratio of Net Investment Loss
  to Average Net
  Assets (c).................            (1.33%)         (1.29%)   (1.10%)   (1.10%)   (.63%)
Portfolio Turnover...........               50%*           103%       92%       91%     101%

*  Non-Annualized

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of maximum sales charge or contingent deferred sales charge.

(c) For the years ended August 31, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                         February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Emerging Growth Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund seeks capital appreciation by principally investing in common stock of small- and medium-sized companies that are considered to be emerging growth companies. The Fund commenced investment operations on October 2, 1970. The distribution of the Fund's Class B and Class C shares commenced on April 20, 1992 and July 6, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices or, if not available, their fair value as determined using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank.

                         February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are amortized over the expected life of each applicable security. Premiums on debt securities are not amortized. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Accumulated realized gain/loss differs for financial and tax reporting purposes as a result of the deferral for tax purposes of losses resulting from wash sales.

    At February 28, 1999, for federal income tax purposes, cost of long- and short-term investments is $3,376,224,532; the aggregate gross unrealized appreciation is $1,984,678,415 and the aggregate gross unrealized depreciation is $77,953,426, resulting in net unrealized appreciation of $1,906,724,989.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.

                         February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                  AVERAGE NET ASSETS                    % PER ANNUM
-------------------------------------------------------------------
First $350 million....................................  .575 of 1%
Next $350 million.....................................  .525 of 1%
Next $350 million.....................................  .475 of 1%
Over $1.05 billion....................................  .425 of 1%

    For the six months ended February 28, 1999, the Fund recognized expenses of approximately $107,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended February 28, 1999, the Fund recognized expenses of approximately $409,400 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.

    Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended February 28, 1999, the Fund recognized expenses of approximately $4,512,300. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

                         February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

    At February 28, 1999, capital aggregated $1,564,379,944, $1,416,386,230 and
$194,665,859 for Classes A, B, and C, respectively. For the six months ended February 28, 1999, transactions were as follows:

                                               SHARES            VALUE
---------------------------------------------------------------------------
Sales:
  Class A..................................   69,830,968    $ 3,065,051,934
  Class B..................................    8,108,468        333,299,110
  Class C..................................    2,596,694        106,733,771
                                             -----------    ---------------
Total Sales................................   80,536,130    $ 3,505,084,815
                                             ===========    ===============
Dividend Reinvestment:
  Class A..................................    2,789,895    $   118,941,945
  Class B..................................    2,309,441         91,592,399
  Class C..................................      245,102          9,887,404
                                             -----------    ---------------
Total Dividend Reinvestment................    5,344,438    $   220,421,748
                                             ===========    ===============
Repurchases:
  Class A..................................  (66,706,221)   $(2,952,952,440)
  Class B..................................   (5,436,290)      (229,677,495)
  Class C..................................   (1,848,290)       (75,293,424)
                                             -----------    ---------------
Total Repurchases..........................  (73,990,801)   $(3,257,923,359)
                                             ===========    ===============

                         February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

    At August 31, 1998, capital aggregated $1,333,338,505, $1,221,172,216 and
$153,338,108 for Classes A, B, and C, respectively. For the year ended August 31, 1998, transactions, were as follows:

                                               SHARES            VALUE
---------------------------------------------------------------------------
Sales:
  Class A.................................    95,621,832    $ 4,044,478,378
  Class B.................................    11,867,712        474,169,896
  Class C.................................     2,870,475        116,801,476
                                            ------------    ---------------
Total Sales...............................   110,360,019    $ 4,635,449,750
                                            ============    ===============
Dividend Reinvestment:
  Class A.................................     4,998,669    $   177,702,686
  Class B.................................     3,474,757        116,334,867
  Class C.................................       353,446         12,027,771
                                            ------------    ---------------
Total Dividend Reinvestment...............     8,826,872    $   306,065,324
                                            ============    ===============
Repurchases:
  Class A.................................   (93,766,322)   $(3,988,507,130)
  Class B.................................    (6,687,281)      (267,187,091)
  Class C.................................    (1,991,360)       (81,349,275)
                                            ------------    ---------------
Total Repurchases.........................  (102,444,963)   $(4,337,043,496)
                                            ============    ===============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC for Class B and C

                         February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                           CONTINGENT
                                                            DEFERRED
                                                          SALES CHARGE
                  YEAR OF REDEMPTION                   CLASS B    CLASS C
-------------------------------------------------------------------------
First.................................................  5.00%      1.00%
Second................................................  4.00%       None
Third.................................................  3.00%       None
Fourth................................................  2.50%       None
Fifth.................................................  1.50%       None
Sixth and thereafter..................................   None       None

    For the six months ended February 28, 1999, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $817,100 and CDSC on redeemed shares of approximately $1,602,000. Sales charges do not represent expenses to the Fund.

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $2,365,598,316 and $2,163,331,709, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified

                         February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

future date at an agreed upon price. The Fund generally invests in exchange traded stock index futures. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or to manage the Fund's overall exposure to the equity markets. Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts for the six months ended February 28, 1999, were as follows:

                                                             CONTRACTS
----------------------------------------------------------------------
Outstanding at August 31, 1998..............................    -0-
Futures Opened..............................................    495
Futures Closed..............................................   (495)
                                                                ---
Outstanding at February 28, 1999............................    -0-
                                                                ===

6. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended February 28, 1999, are payments retained by Van Kampen of approximately $7,070,400.

                                VAN KAMPEN FUNDS

EQUITY FUNDS

Domestic
   Aggressive Equity
   Aggressive Growth
   American Value
   Comstock
   Emerging Growth
   Enterprise
   Equity Growth
   Equity Income
   Growth
   Growth and Income
   Harbor
   Pace
   Real Estate Securities
   Utility
   Value
Global/International
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Franchise
   Global Managed Assets
   International Magnum
   Latin American

FIXED-INCOME FUNDS
Income
   Corporate Bond
   Global Fixed Income
   Global Government Securities
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   Short-Term Global Income
   Strategic Income
   U.S. Government
   U.S. Government Trust for Income
   Worldwide High Income
Tax Exempt Income
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income
Capital Preservation
   Reserve
   Tax Free Money
Senior Loan
   Prime Rate Income Trust
   Senior Floating Rate

To find out more about any of these
funds, ask your financial advisor for
a prospectus, which contains more
complete information, including sales
charges, risks, and expenses. Please
read it carefully before you invest
or send money.

To view a current Van Kampen fund
prospectus or to receive additional
fund information, choose from one of
the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                        VAN KAMPEN EMERGING GROWTH FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

PAUL G. YOVOVICH

OFFICERS

DENNIS J. MCDONNELL*
President

JOHN L. SULLIVAN*
Vice President, Treasurer and Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*

PAUL R. WOLKENBERG*

EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS LLP
200 East Randolph Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares and other pertinent data. After September 30, 1999, the report must, if used with prospective investors, be accompanied by a quarterly performance update.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.